SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2002

Interstate Bakeries Corporation

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-11165 (Commission File Number)	43-1470322 (I.R.S. Employer Identification Number)

12 East Armour Boulevard
Kansas City, Missouri
(816) 502-4000
(Address and Telephone Number of Registrant’s Principal Executive Office)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation F-D Disclosure
SIGNATURE
EXHIBIT INDEX
EX-99.1 Statement under Oath of PEO dated 8/23/02
EX-99.2 Statement under Oath of PFO dated 8/23/02

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of businesses acquired.

Not applicable.

     (b)  Pro forma financial information.

Not applicable.

     (c)  Exhibits.

99.1	Statement under Oath of Principal Executive Officer dated August 23, 2002.

99.2	Statement under Oath of Principal Financial Officer dated August 23, 2002.

Item 9. Regulation F-D Disclosure

     On August 23, 2002, each of the Principal Executive Officer, Charles A. Sullivan, and Chief Financial Officer, Frank W. Coffey, of Interstate Bakeries Corporation submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

INTERSTATE BAKERIES CORPORATION

Dated: August 23, 2002	By:	/s/ Charles A. Sullivan
Charles A. Sullivan Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Statement under Oath of Principal Executive Officer dated August 23, 2002.

99.2	Statement under Oath of Principal Financial Officer dated August 23, 2002.